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EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Franklin Wireless Corp. (the "COMPANY") on Form 10-K for the year ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, OC Kim, Acting Chief Financial Officer the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ OC KIM

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OC Kim
Acting Chief Financial Officer
September 22, 2008